                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                         Date of Report: August 14, 2000


                                DYNAMIC I-T, INC.

             (Exact name of registrant as specified in its charter)



               Colorado       0-12139      82-0379959
          (State or other   (Commission   (IRS Employer
          jurisdiction of   File Number)  Identification No.)
           incorporation)



           2504 Eleventh Street, Santa Monica, California    90405
               (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (310) 392-8179

Item 1.        Changes in Control of Registrant

The Company amended the Share Purchase Agreement dated January 28, 2000 which changed said Closing Date from "on or before February 28, 2000" to "on or before July 31, 2000." As a result, Complex Holdings, LTD. has acquired control of the Company pursuant to the Share Purchase Agreement for 30,400,000 shares, which was issued to acquire all of the outstanding common stock of BankNet KFT as described in Item 2 below.

Item 2.        Acquisition or Disposition of Assets

The Company has acquired Banknet KFT, a Hungarian corporation (Banknet). Consideration was an issuance of 30,400,000 shares of common stock of Dynamic I-T, Inc.

Banknet KFT is a Hungarian limited liability company and the company was established in the early 1990's to take advantage of the liberalisation of the Central and Eastern European telecommunications markets and the pent up demand that existed.

BankNet started its professional and business activities by introducing satellite data communication technology in Hungary, then practically unknown to the general public, and proving that it had the potential to become a trustworthy player in the data communication market. BankNet installed a hub which was the first of its kind in Eastern Europe in June 1993.

Banknet provides data communications services within Hungary and neighbouring states. It owns a hub in Budapest with an installed base of 600 remote sites. The service is carried on Eutelsat II F4 which has coverage across Europe and Russia as far as the Urals. The ground equipment is Hughes PES (personal earth stations) VSATs. Furthermore Banknet operates a number of SCPS connections as well as a growing internet business with ISPs providing links and services.

These use a number of different carriers and equipment. It also has hub operations in Winchester, England and Washington DC. Banknet offers Infonets data services for multi national corporate intranets on a terrestrial basis in Hungary through its hub in Budapest. This is one of the fastest growing business areas in Banknet. Its customer base is strongly represented in the following sectors -

Banking and insurance
State owned organisations
ISPs (Internet Service Providers)
Multi National Corporations (mainly Western)

Banknet operates a contract with a Euronet company for services to the banking sector. This contract is expected to develop to encompass up to 5,000 remote ATM's (automatic teller machines) to be sited across Europe.

Banknet operates as a service provider for Infonet supplying frame relay services to over 70 multi-national clients throughout Hungary. Infonet and Banknet together account for 5% of the total International private data market in Hungary today.

Banknet has 21 employees, half of these are focused on technical support and have all been professionally trained to a high level in the technologies that Banknet uses. The service levels achieved are good resulting in high levels of customer satisfaction. The commercial staff have adapted western practices to the local cultures with success . Accounting utilizes a fully computerised general ledger package and accounts are prepared both to Hungarian and international IAS and GAAP standards.

Currently, the main functional areas of BankNet's services are as follows:

o data communication and information technology systems integration o implementation and operation of special-demand private business networks o applications development and operation in the Infonet world network o internet services for ISPs and dedicated clients

BankNet holds licences for and offers these services through:

o       satellite communication
o       optic cables
o       microwave system

with the following transport methods:

o       Frame Relay
o       ATM

HUBs which represent the basis of these services are located in the following cities:

o       Washington DC (United States of America) VSAT/Internet
o       Moscow (Russia) VSAT
o       Budapest (Hungary) VSAT/SCPC/Internet/Infonet
o       Frankfurt (Germany) Infonet

Business Philosophy:

BankNet offers its comprehensive, turn-key services regardless of country borders, although the primary focus is on Central and Eastern Europe and trans-Atlantic contacts.

According to BankNet's experience, data communication services can only be cost-effective for users if telecommunications are utilised through integration with information technology.

BankNet aims to effectively research the circumstances in which clients use telecommunications resources in order to assess client demands and negotiate and evaluate the various technical and business opportunities open to the customer. Each phase requires a complex approach and the route taken must facilitate later development, as well as the immediate solution. The company is able to adapt its services to the changes in a users' needs. BankNet involves the user in network planning and customisation.BankNet's alternative proposals always consider and support users' efforts to increase cost-efficiency.

For the selected data communication method, BankNet often uses other technology rather than VSAT, which proves its dedication to offering clients the optimal service, regardless of technology.

BankNet offers 24-hour service during all seven days of the week to guarantee immediate error detection and correction without delay. BankNet's round-the-clock hot-line service is available to its users.In case of defects, BankNet goes to the site in just a few hours and immediately replaces faulty parts. This guarantees the outstanding reliability of BankNet's networks. The guaranteed availability of BankNet's services is 99.5 percent in line with our contract. However, operational experience in operating VSATs shows that availability has proved to be 99.9 percent. BankNet becomes a part of technological development also through its partners who play a leading role in the development and utilization of new technology - the results of which appear in BankNet's services.

Main BankNet Networks

Virtual Closed Data Communications VSAT System

BankNet operates Hughes Network System Inc.'s ISBN TM (Integrated satellite Business Network) and VSAT (Very Small Aperture Terminal) satellite private networks in Hungary and all over Europe. These systems support two-way data and digital sound transmission and broadcast image transmission.

This highly reliable network enables the establishment of a large number of separated sub-networks by allocating dedicated resources. The size of these sub-networks or virtual closed data communication VSAT networks varies according to demand, ranging from a two-terminal communication to the limit resulting from the application.

BankNet operates this type of network in more than 500 sites and orders for installation at additional 400 sites are under process.

Point-to-point and point-to-multipoint Dedicated Networks

In addition to time-share VSAT services, BankNet operates through its technical partners SCPC (Single Channel Per Carrier) satellite point-to-point and point-to-multipoint dedicated data, image and sound transmission networks in Europe and between Europe and North America.

These high-capacity networks offer a wide range of services by utilizing various technology (from shared service hub technology, through virtual networks to dedicated digital connections). They operate at capacities n a range between 9.6 kbps and 8 Mbps in the field of data communication (X.25, LAN-LAN communication, frame relay; interactive and file transfer data communication), telephone (PABX-PABX communication and private telephone communication) and videoconference.

Point-to-multipoint Digital Microwave Networks

BankNet exclusively uses that type of technology which is up to the standard of satellite telecommunications services. These strict conditions are met in the operation of a subscriber microwave system.

BankNet represents the Infonet world network in Hungary and Central-Eastern Europe. Infonet has been developed for closed business communication. It operates in 187 countries and has distribution and access points in 58 countries.

BankNet has been offering closed network services to public Internet Service Providers (ISPs) in Hungary and neighbouring countries since 1994.BankNet offers Internet services to Hungarian users only if they request Internet in addition to the virtually closed network services BankNet provides and they have separate equipment for Internet. It is an important strategic decision on the part of BankNet that it offers "End User" services in Hungary only in this sense, which means that BankNet does not become a competitor of those Internet service providers for whom it is a carrier or an access provider. The BankNet technical hub in Budapest operates one router and one server which control the IP traffic in a network arranged in the form of star topology. BankNet's Internet network has three hubs: Budapest (TDMA and SCPC VSAT), Cambridge/London and Washington (both SCPC VSAT). The Cambridge/London point is expandable to several directions in Africa, Asia and naturally in Europe. The point in Washington is prepared to handle additional 25 connections at minimum 64 kbps capacity and is connected to Internet by a CISCO 7010 router.

        The company expects to file an 8-K within two weeks of the date of this report with proforma unaudited consolidated financial statements for the company which include the Banknet acquisition.

Item 3.        Bankruptcy or Receivership

               None.

Item 4.        Changes in Accountants

               None.

Item 5.        Other Events

               None.

Item 6.        Resignation and Appointment of Directors

               M. Coke Reeves resigned as President and Director effective December 10, 1999 due to health reasons.

               Patrick Doyle has been appointed as a Director of the Company.

               Patrick D Doyle is an English qualified lawyer [Batchelor of Laws, London University 1963] In April 1967 he was admitted as a Solicitor of The Supreme Court of England and joined the Legal Department of Commonwealth Development Finance Company ["CDFC"] a subsidiary of the Bank of England. He spent over 15 years with CDFC rising to the position of Senior Legal Advisor. While with CDFC he was actively involved in the provision of Project Finance in over 30 countries of the Commonwealth. He is a Freeman of the City of London. Mr. Doyle has devoted his professional career to the practice of International Law. He has worked in Eastern Europe and a number of countries of the former Soviet Union. In his work he has accumulated considerable first hand knowledge of complex international legal and ethical problems. Mr. Doyle has advised several Governments and worked alongside major international funding agencies such as The World Bank, The International Finance Corporation and EBRD. For some years Mr. Doyle has been advising clients on the legal problems associated with Telecommunications and more recently Internet related issues. In February 1995 Mr. Doyle was recruited by Minneapolis based Law Firm Popham Haik to open an office in London, England. In May 1997 this London office was acquired by Washington Law Firm McKenna & Cuneo and Mr. Doyle became Counsel. In October 1998 Mr. Doyle joined the London office of National Law Firm Arnold & Porter from where he retired in December 1999..


               Brian O'Dell has been appointed as a Director of the Company.

               Brian J O`Dell has had a long and successful career in International Trade Finance in the City of London. However he has recently capitalised upon his financial knowledge by joining the Boards of several companies. Mr. O`Dell has worked in the City of London for over 30 years. For 15 years he was the General Manager of Barter Group a leading player in Barter and Countertrade activities. At Barter Group he headed the highly specialised team that was responsible for the creation of financial support instruments based on Barter and Compensation for Governments and Corporate bodies. His recognised expertise in this highly sophisticated area of international trade led to his being retained by "Euromoney" business magazine to lecture at seminars throughout Europe and Africa. A number of his papers have been published and are to be found in the Business section of the City of London Library. In 1996 Mr. O`Dell joined the Board of Complex Telecommunications Limited to assist in development of the corporate activities. In the following year 1997 he was appointed to the Board of Complex Holdings Limited a diversified company with interests in Telecommunications and Internet holdings in

               Eastern Europe.. At the same time he was appointed to the Board of Complex Investments Limited. In 1999 Mr. O`Dell joined the Board of Satnet Limited which among other things is the owner of Banknet KFT a Hungarian Company that is primarily engaged in the provision of e-Commerce facilities at the point of sale. At the same time Mr. O`Dell was appointed to the Board of Satellite News Services Limited. He retains all these directorships to the present day.

               Subject to Notice to Section 14f of the Securities & Exchange Act of 1934, the following directors will be appointed:

               Melvyn F Quiller graduated from Harrow College of Technology as a Mechanical Engineer in 1975.He has spent a substantial part of his career working with a major British construction company "600 Group PLC" in communication and transport related projects through out Eastern Europe and the Middle East. Mr. Quiller served as a Director of a subsidiary of the Group and subsequently was appointed Managing Director of the Group in1979 a position that he held for 9 years before retiring from the Board in 1986.In 1997 Mr. Quiller was appointed to the Board of Russian Telecommunication Network a Russian Company operating satellite and terrestrial networks for National and International voice and data communications. He resigned from the Board in 1999.In 1997 Mr. Quiller was appointed a Director of Complex Investments Limited, and in the following year 1998 Mr. Quiller was appointed to the Board of Complex Holdings Limited a diversified company that has interests in Telecommunications and Internet activities in Hungary and the Russian Federation.

               Raymond A King qualified in England as a Chartered Secretary and is also a Fellow of the Institute of Bankers and the Institute of Financial Accountants. He has had a distinguished career spanning over 40 years in the Banking and Financial Markets in the City of London. Mr. King was a part of the senior management team at National Westminster Bank Ltd for 27 years followed by time with P.K. Christiania Bank and The Moscow Narodny Bank Ltd. After one career in the Banking sector Mr. King embarked upon a second career in Corporate Finance in which he continues to be actively involved to the present date. In 1962 Mr. King was appointed Finance Director, and rose to become Managing Director of Chartwell International Group PLC a company listed on the London Stock Exchange AIM market .In 1996 Mr. King was appointed the Chairman of Norske Energy Corporation and was instrumental in obtaining a listing on Nasdaq for that Corporation. In 1999 Mr.. King was appointed the Finance Director of Complex Holdings Limited and in the same year was also appointed Finance Director of Groundwork Trust an environmental charity.

               Ahmed Abdulla Mannai is a citizen of Qatar and is the Chairman of Mannai Corporation a diversified company that employs over 3000 people within the companies that operate on a world wide basis. Mr. Mannai currently serves on the Board of Directors of Complex Holdings Limited, Qatar Insurance Company, The Gulf Publishing & Printing Organisation [ the publishers of the "Gulf Times" in Qatar] and the Bahrain based international investment Bank "The Investcorp Bank EC" of which he is also a founding member In recognition of his contribution towards Economic and Industrial

               Co-operation between Qatar and France, Mr. Mannai was appointed "Commandeur de la Legion d`Honneur" by the late President Francois Mitterand. The current President of France Jaques Chirac awarded to Mr. Mannai, in honour of his distinguished services, the "Gold Medal of the Town of Paris".


               Chafe Omar Abou Richeh is a Saudi National and has some 30 years of experience in the Telecommunications Industry that encompasses secure communications,C31,data communications, line of sight, satellite and security systems. In 1968 Mr. Abou Richeh graduated from George Washington University with a Masters Degree in Electronics. Mr. Abou Richeh has spent a considerable part of his career in the Middle East where he established and subsequently managed numerous successful telecommunication enterprises in Saudi Arabia,the Gulf States, Lebanon and Syria.He was one of the founding members of British Telecom and Telettra in Saudi Arabia, and served on the Boards of both companies. Mr. Abou Richeh was responsible for introducing into Saudi Arabia the first commercial application of fiber optics, the first commercial e-mail network, the first to introduce line conditioning equipment into the PTT network, and through Telettra installed most of Saudi Arabia`s spur commercial links. Mr. Abou Richeh has undertaken numerous consultancy roles in the Middle East. Among his many clients are Cable and Wireless, Andrew Corporation, Hughes Aircraft, NEC/Sumitomo, Crypto AG and Motorola . Mr. Abou Riche is a director of Elixir International [in Saudi Arabia ], Inma Engineering [in Lebanon],Complex Holdings Limited, a diversified company with interests in Telecommunications and Interenet related activities in Hungary and the Russian Federation. He also serves on the Board of Complex Investments Limited.


Item 7.        Financial Statements Pro Forma Financials & Exhibits

               A.     None

               B.     Exhibits

                      1.      Share Purchase Agreement for Banknet Kft

                                   Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: _____________________

                                    DYNAMIC I-T, INC.



                                    /s/ Spencer Young

                                    Vice President, Spencer Young

                            SHARE PURCHASE AGREEMENT

                                   BANKNET Kft
                                       and
                                DYNAMIC I-T, INC.


        This Agreement ("Agreement"), dated as of January 28, 2000, among BANKNET Kft ("BKN"), an Hungarian Corporation, DYNAMIC I-T, INC. ("DYN"), a Colorado Corporation, and the shareholder of BANKNET Kft., which is SATNET, LTD. ("BKN Shareholder"), who will join this agreement by execution.

                                   WITNESSETH:

A. WHEREAS, BNK and DYN are corporations duly organized under the laws of the Nation of Hungary and the State of Colorado, respectively.

B. The BKN Shareholder intends to purchase 30,400,000 shares of common stock of DYN for $3,900,000.

C. The BKN Shareholder is the owner of all of the issued and outstanding common stock of BKN.

D. WHEREAS, the parties hereto wish to enter into this Agreement, pursuant to the provisions of the Colorado Statutes.

       NOW, THEREFORE, it is agreed among the parties as follows:

                                    ARTICLE 1
                                The Consideration

           1.1 (a) Subject to the conditions set forth herein the transactions contemplated by this Agreement shall be completed at a closing ("Closing") on a closing date ("Closing Date") which shall be on or before July 31, 2000.

                 (b) The BKN Shareholder hereby agrees to pay $3,900,000 for 30,400,000 shares of stock of DYN which shall be paid by the transfer to DYN of 100% of the shares in BKN representing a transfer of net assets having an audited value of $3,100,000 as of 30th of June 1999, a payment of $200,000 shall be paid as set forth in Article "6.2" hereof and the balance, $600,000, shall be paid over the course of the nine months commencing upon the Closing Date.

               On the Closing Date, all of the documents to be furnished to DYN and BKN, including the documents to be furnished pursuant to Article VII of this Agreement, shall be delivered to M.A. Littman, to be held in escrow until completion of all requirements of the Agreement or the date of termination of this Agreement, whichever first occurs, and thereafter shall be promptly distributed to the parties as their interests may appear.

1.2 At the Closing Date, BKN shall become a wholly owned subsidiary of DYN.

                                   ARTICLE II
                               Delivery of Shares

2.1 All shares of outstanding capital stock of BKN shall be delivered by the BKN Shareholder to DYN at closing. DYN shall deliver 30,400,000 shares to the BKN Shareholder at Closing.

2.2 BKN represents that no outstanding options or warrants for its unissued shares exist. DYN represents that 1,800,000 shares represents the total outstanding shares.

                                   ARTICLE III
                           Representations, Warranties
          and Covenants of Banknet Kft and The BKN Shareholder Limited

     No representations or warranties are made by any director, officer, employee or shareholder of BKN as individuals, except as and to the extent stated in this Agreement or in a separate written statement (the "BKN Disclosure Statement"), if any. BKN hereby represents,, warrants and covenants to DYN, as follows:

3.1 BKN is a corporation duly organized, validly existing and in good standing under the laws of the Hungary, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of BKN are complete and accurate, and the minute books of BKN contain a record which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and board of directors of BKN.

3.2 The aggregate number of shares of capital stock of BKN is one (1) share of common stock with a par value of 376,960,000 HUF.

3.3 BKN and The BKN Shareholder Limited have complete and unrestricted power to enter into and, upon the appropriate approvals are required by law, to consummate the transactions contemplated by this Agreement.

3.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by BKN and the BKN Shareholder Limited will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of BKN or the BKN Shareholder Limited.

3.5 The execution, delivery and performance of this Agreement has been duly authorized and approved by the BKN and the BKN Shareholder Limited Board of Directors.

3.6 BKN will deliver to DYN before the Closing, current consolidated audited financial statements of BKN, prepared by Ernst & Young as at 31-12-98 and as at 30 June 1999 made up to I.A.S. standards. All such statements, herein sometimes called "BKN Financial Statements", are complete and correct in all material respects and, together with the notes to those financial statements, present fairly the financial position and results of operations of BKN for the periods included.

3.7 Since the dates of the BKN Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of BKN.

3.8 There are no legal proceedings or regulatory proceedings involving material claims pending, or to the knowledge of the officers of BKN, threatened against BKN or affecting any of its assets or properties, and BKN is not in any material breach or violation of or default by BKN under any contract or instrument to which BKN is a party, and no material breach or violation of or default by BKN under any contract or other instrument to which BKN is a party or by which it or any of its properties may be bound or affected, or under its respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to BKN.

3.9 All liability of BKN has been properly provided for and is adequate to comply with all regulatory requirements regarding same.

3.10 The representations and warranties of BKN shall be true and correct as of the date hereof and as of the Closing Date.

3.11 No representation or warranty by BKN or the BKN Shareholder Limited in this Agreement, the BKN Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

3.12 a. Liens. Except as disclosed in the BKN financials, no one other than the BankNet Shareholder has any right, title, interest, lien, claim, security interest, restriction or encumbrance in, on or to BKN's assets.

b. No Undisclosed Liabilities. BKN does not have any material liabilities or obligations, including, without limitation, contingent liabilities for the performance of any obligation except for liabilities or obligations which are
(i) disclosed or fully provided for in BKN's Financial Statements, (ii) set forth in this Agreement including any Exhibit or Schedule to this Agreement and
(iii) liabilities not in excess of USD $10,000 in the aggregate.

                                   ARTICLE IV
                  Representations, Warranties and Covenants of
                                Dynamic I-T, Inc.

        No representations or warranties are made by any director, officer, employee or shareholder of DYN as individuals, except as and to the extent stated in this Agreement or in a separate written statement.

        DYN hereby represents, warrants and covenants to BKN, except as stated in the DYN Disclosure Statement, as follows:

        4.1 DYN is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado, and has the corporate power and authority to own or lease its properties and to carry on its business as it is now being conducted. The Articles of Incorporation and Bylaws of DYN, copies of which have been delivered to BKN, are complete and accurate, and the minute books of DYN contain a record, which is complete and accurate in all material respects, of all meetings, and all corporate actions of the shareholders and Board of Directors of DYN.

        4.2 The aggregate number of shares which DYN is authorized to issue is 100,000,000 shares of common stock with a par value of $.0001 per share, of which 1,800,000 shares of such common stock will be issued and outstanding, fully paid and non-assessable, at closing under this agreement. DYN has no outstanding options, warrants or other rights to purchase, or subscribe to, or securities convertible into or exchangeable for any shares of capital stock. No preferred stock of DYN is outstanding.

        4.3 DYN has complete and unrestricted power to enter into and, upon the appropriate approvals as required by law, to consummate the transactions contemplated by this Agreement.

        4.4 Neither the making of nor the compliance with the terms and provisions of this Agreement and consummation of the transactions contemplated herein by DYN will conflict with or result in a breach or violation of the Articles of Incorporation or Bylaws of DYN.

        4.5 The execution of this Agreement has been duly authorized and approved by the DYN's Board of Directors.

        4.6 DYN has delivered to BKN financial statements of DYN dated March 31, 1998. All such statements, herein sometimes called "DYN Financial Statements" are (and will be) complete and correct in all material respects and, together with the notes to these financial statements, present fairly the financial position and results of operations of DYN of the periods indicated. All statements of DYN will have been prepared in accordance with generally accepted accounting principles.

        4.7 Since the dates of the DYN Financial Statements, there have not been any material adverse changes in the business or condition, financial or otherwise, of DYN. DYN does not have any material liabilities or obligations, secured or unsecured except as shown on updated financials (whether accrued, absolute, contingent or otherwise).

        4.8 There are no pending legal proceedings involving DYN, there are no legal proceedings or regulatory proceedings involving material claims pending, or, to the knowledge of the officers of DYN, threatened against DYN or affecting any of its assets or properties, and DYN is not in any material breach or violation of or default under any contract or instrument to which DYN is a party, and no event has occurred which with the lapse of time or action by a third party could result in a material breach or violation of or default by DYN under any contract or other instrument to which DYN is a party or by which they or any of their respective properties may be bound or affected, or under their respective Articles of Incorporation or Bylaws, nor is there any court or regulatory order pending, applicable to DYN.

        4.9 a. DYN does not have any material liabilities or obligations, including, without limitation, contingent liabilities for the performance of any obligation, except for (i) liabilities or obligations which are disclosed or fully provided for in DYN's Financial Statements, (ii) liabilities or obligations disclosed in this Agreement or in any Exhibit or Schedule to this Agreement, and (iii) liabilities not in excess of $10,000 in the aggregate. DYN agrees to request that the relevant State and Federal environmental authorities confirm that no action has been taken or contemplated against DYN.

              b DYN has not received notice of any violation of or investigation relating to any environmental or pollution law, regulation, or ordinance with respect to assets now or previously owned or operated by DYN that hs not been fully and finally resolved; (ii) all permits, licenses and other authorizations which are required under United States, federal, state, provincial and local laws with respect to pollution or protection of the environment ("Environmental Laws") relating to assets now owned or operated by DYN, including Enviornmental Laws relating to actual or threatened emissions, discharges or releases of pollutants, contaminants or hazardous or toxic materials or wastes ("Pollutants"), have been obtained and are effective, and, with respect to assets previously owned or operated by DYN or any third-party properties to which any Pollutants generated by DYN were sent or released that could give rise on the part of DYN to liability under any Environmental Laws, claims by third parties under Environmental Laws or under common law or the occurrence of costs to avoid any such liability or claim; and (iv) to the knowledge of DYN, all operators of DYN's assets are in compliance with all terms and conditions of such Environmental Laws, permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in such laws or contained in any regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated, or approved thereunder, relating to DYN's assets.


        4.10  DYN is not a  party  to any  contract  performable  in the future.

        4.11 The representations and warranties of DYN shall be true and correct as of the date hereof and as of the Closing Date.

        4.12 DYN has made available at its office, to BKN, all of its corporate books and records for review. DYN will also deliver to BKN on or before the Closing Date any reports relating to the financial and business condition of DYN which occur after the date of this Agreement and any other reports sent generally to its shareholders after the date of this Agreement.

        4.13 DYN has no employee benefit plan in effect at this time.

        4.14 No representation or warranty by DYN in this Agreement, the DYN Disclosure Statement or any certificate delivered pursuant hereto contains any untrue statement of a material fact or omits to state any material fact necessary to make such representation or warranty not misleading.

        4.15 DYN agrees that all rights to indemnification now existing in favor of the employees, agents, directors or officers of BKN and its subsidiaries, as provided in the Articles of Incorporation or Bylaws or otherwise in effect on the date hereof shall survive the transactions contemplated hereby in accordance with their terms, and DYN expressly assumes such indemnification obligations of BKN.

                                    ARTICLE V
               Obligations of the Parties Pending the Closing Date

        5.1 At all times prior to the Closing Date during regular business hours, each party will permit the other to examine its books and records and the books and records of its subsidiaries and will furnish copies thereof on request. It is recognized that, during the performance of this Agreement, each party may provide the other parties with information which is confidential or proprietary information. During the term of this Agreement, and for four years following the termination of this Agreement, the recipient of such information shall protect such information from disclosure to persons, other than members of its own or affiliated organizations and its professional advisers, in the same manner as it protects its own confidential or proprietary information from unauthorized disclosure, and not use such information to the competitive detriment of the disclosing party. In addition, if this Agreement is terminated for any reason, each party shall promptly return or cause to be returned all documents or other written records of such confidential or proprietary information, together with all copies of such writings and, in addition, shall either furnish or cause to be furnished, or shall destroy, or shall maintain with such standard of care as is exercised with respect to its own confidential or proprietary information, all copies of all documents or other written records developed or prepared by such party on the basis of such confidential or proprietary information. No information shall be considered confidential or proprietary if it is (a) information already in the possession of the party to whom disclosure is made, (b) information acquired by the party to whom the disclosure is made from other sources, or (c) information in the public domain or generally available to interested persons or which at a later date passes into the public domain or becomes available to the party to whom disclosure is made without any wrongdoing by the party to whom the disclosure is made.

        5.2 DYN and BKN shall promptly provide each other with information as to any significant developments in the performance of this Agreement, and shall promptly notify the other if it discovers that any of its representations, warranties and covenants contained in this Agreement or in any document delivered in connection with this Agreement was not true and correct in all material respects or became untrue or incorrect in any material respect.

        5.3 All parties to this Agreement shall take all such action as may be reasonably necessary and appropriate and shall use their best efforts in order to consummate the transactions contemplated hereby as promptly as practicable.

                                   ARTICLE VI
                              Procedure for Closing

        6.1 At the Closing Date, delivery shall be effected with common stock certificates of BKN being delivered to DYN for 100% of the BKN capital stock and delivery of the 30,400,000 common shares of DYN paid for and subscribed.

        6.2 At Closing, $200,000 shall be disbursed to the Creditors listed in Exhibit A hereto in settlement of the debts as indicated.


                                   ARTICLE VII
                           Conditions Precedent to the
                          Consummation of the Exchange

        The following are conditions precedent to the consummation of the Agreement on or before the Closing Date:


        7.1 Each Party shall have performed and complied with all of its respective obligations hereunder which are to be complied with or performed on or before the Closing Date and each Party shall provide the other at the Closing with a certificate to the effect that such party has performed each of the acts and undertakings required to be performed by it on or before the Closing Date pursuant to the terms of this Agreement.

        7.2 This Agreement and the transactions contemplated herein shall have been duly and validly authorized, approved and adopted, at a meeting of the Board of Directors of each Party hereto duly and properly called for such purpose in accordance with the applicable laws.

        7.3 No action, suit or proceeding shall have been instituted or shall have been threatened before any court or other governmental body or by any public authority to restrain, enjoin or prohibit the transactions contemplated herein, or which might subject any of the parties hereto or their directors or officers to any material liability, fine, forfeiture or penalty on the grounds that the transactions contemplated hereby, the parties hereto or their directors or officers, have violated any applicable law or regulation or have otherwise acted improperly in connection with the transactions contemplated hereby, and the parties hereto have been advised by counsel that, in the opinion of such counsel, such action, suit or proceeding raises substantial questions of law or fact which could reasonably be decided adversely to any party hereto or its directors or officers.

        7.4 All actions, proceedings, instruments and documents required to carry out this Agreement and the transactions contemplated hereby and the form and substance of all legal proceedings and related matters shall have been approved by counsel for BKN and DYN.

        7.5 The representations and warranties made by BKN and DYN in this Agreement shall be true as though such representations and warranties had been made or given on and as of the Closing Date, except to the extent that such representations and warranties may be untrue on and as of the Closing Date because of (1) changes caused by transactions suggested or approved in writing by all Parties or (2) events or changes (which shall not, in the aggregate, have materially and adversely affected the business, assets, or financial condition of DYN or BKN during or arising after the date of this Agreement) if approved by the parties to this Agreement.

        7.6 BKN and The BKN Shareholder Limited shall have furnished DYN with a certified copy of a resolution or resolutions duly adopted by the shareholders and Board of Directors of The BKN Shareholder Limited approving this Agreement and the transactions contemplated by it;

        7.7 DYN shall furnish The BKN Shareholder Limited with a certified copy of a resolution or resolutions duly adopted by the Board of Directors of DYN, approving this Agreement and the transactions contemplated by it.

        7.8 At closing, the Shareholder of BKN will produce the Audited Accounts of BKN as at 30 June, 1999, audited by Ernst & Young showing a net asset value of (U.S.) $3,114,054.

                                  ARTICLE VIII
                           Termination and Abandonment

        8.1 Anything contained in this Agreement to the contrary notwithstanding, the Agreement may be terminated and abandoned at any time (whether before or after the approval and adoption thereof by the shareholders of BKN) prior to the Closing Date:

        (a)    By mutual consent of the Parties;

        (b) By either Party, if any condition set forth in Article VII relating to the other party has not been met or has not been waived;

        (c) By either Party, if any suit, action or other proceeding shall be pending or threatened by the federal or a state government before any court or governmental agency, in which it is sought to restrain, prohibit or otherwise affect the consummation of the transactions contemplated hereby;

        (d) By any party, if there is discovered any material error, misstatement or omission in the representations and warranties of another party;

        (e) By any party if the Agreement Closing Date is not within 30 days from the date hereof; or

        8.2 Any of the terms or conditions of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, by action taken by its Board of Directors provided; however, that such action shall be taken only if, in the judgment of the Board of Directors taking the action, such waiver will not have a materially adverse effect on the benefits intended under this Agreement to the party waiving such term or condition.

                                   ARTICLE IX
                        Termination of Representation and
                        Warranties and Certain Agreements

        9.1 The respective representations and warranties of the parties hereto shall expire with, and be terminated and extinguished by consummation of the Agreement; provided, however, that the covenants and agreements of the parties hereto shall survive in accordance with their terms.

                                    ARTICLE X
                                  Miscellaneous

        10.1 This Agreement embodies the entire agreement between the parties, and there have been and are no agreements, representations or warranties among the parties other than those set forth herein or those provided for herein.

        10.2 To facilitate the execution of this Agreement, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument. Counterparts shall include the execution of the Agreement by The BKN Shareholder, Ltd.

        10.3 All parties to this Agreement agree that if it becomes necessary or desirable to execute further instruments or to make such other assurances as are deemed necessary, the party requested to do so will use its best efforts to provide such executed instruments or do all things necessary or proper to carry out the purpose of his Agreement.

        10.4 This Agreement may be amended upon approval of the Board of Directors of each party provided that the shares issuable hereunder shall not be amended without approval of the requisite shareholders of BKN.

        10.5 Any notices, requests, or other communications required or permitted hereunder shall be delivered personally or sent by overnight courier service, fees prepaid, addressed as follows:

To Banknet Kft:

15 St. Helens Place
London EC3A 6DE
England

To Satnet  Limited:


C/o Complex Holdings, Ltd.
15 St. Helens Place
London EC3A 6DE
England


To Dynamic I-T, Inc.

C/o Michael A. Littman
10200 West 44th Avenue
Wheatridge, Colo. 80033

or such other addresses as shall be furnished in writing by any party, and any such notice or communication shall be deemed to have been given as of the date received.

        10.6 No press release or public statement will be issued relating to the transactions contemplated by this Agreement without prior approval of the Parties, except for 8K's required by SEC Regulations. However, DYN may issue at any time any press release or other public statement it believes on the advice of its counsel it is obligated to issue to avoid liability under the law relating to disclosures, but the party issuing such press release or public statement shall make a reasonable effort to give the other party prior notice of and opportunity to participate in such release or statement.

IN WITNESS WHEREOF, the parties have set their hands and seals this 28th day of January, 2000.
                                                    Banknet Kft


                                           By: _______________________________


                                           Its:_______________________________



                                    Dynamic I-T, Inc.


                                           By:________________________________


                                           Its:_______________________________



                                    Satnet Limited


                                           By:________________________________

                                           Its:_______________________________

                                    EXHIBIT A


PAYMENTS DUE AT CLOSING

FIRST TRUST CORP                    $50,000

MICHAEL LITTMAN                     $25,000

PAUL WARSHAW                        $25,000

FRED DAVIS                          $25,000*

V. VENKATESH                        $25,000*

M. COKE REEVES                      $25,000

SPENCER YOUNG                       $25,000

TOTAL                               $200,000


*  Assigned $50,000 balance due 31st March 2000